Others, Net (Detail)	12 Months Ended
	Dec. 31, 2011 USD ($)	Dec. 31, 2011 CNY	Dec. 31, 2010 CNY	Dec. 31, 2009 CNY
Others, Net
Government financial incentives		41,019,039	25,083,207	9,437,000
Exchange loss		(7,994,077)	(5,802,680)	(1,298,050)
Expired game prepaid cards		10,647,183	0	0
Others		10,498,893	(4,099,017)	2,287,224
Total	$ 8,606,911	54,171,038	15,181,510	10,426,174